UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

Templeton Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  2/29/16_

Item 1. Reports to Stockholders.

Semiannual Report
and Shareholder Letter
February 29, 2016

Templeton World Fund

A SERIES OF TEMPLETON FUNDS

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Contents
Semiannual Report
Templeton World Fund	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and Statement of Investments	13
Financial Statements	21
Notes to Financial Statements	25
Shareholder Information	34

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton World Fund

This semiannual report for Templeton World Fund covers the period ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including developing markets. Under normal circumstances, the Fund will invest in issuers located in at least three different countries (including the U.S.).

Performance Overview

The Fund’s Class A shares had a -12.00% cumulative total return for the six months under review. In comparison, the MSCI World Index, which measures stock market performance in global developed markets, had a -4.94% total return.1 The Fund’s long-term relative results are shown in the Performance Summary beginning on page 8. For the 10-year period ended February 29, 2016, the Fund’s Class A shares delivered a +30.75% cumulative total return, compared with the MSCI World Index’s +53.76% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the six months under review. For global stocks, concerns about China’s slowing economy and tumbling stock market, declining commodity prices, tensions between Russia and Turkey, and uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates contributed to market volatility. Toward period-end, equity markets regained some ground after the Fed’s decision to increase its target interest rate alleviated some worries about a change in U.S. monetary policy. Also bolstering stocks were hopes of additional stimulus measures from key global central banks and the Bank of Japan’s (BOJ’s) decision to cut interest rates. Oil prices declined sharply amid strong global supply that exceeded demand. Gold prices fell for most of the period but recovered toward period-end. The U.S. dollar appreciated against most currencies, which reduced returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, declined during the period.

The U.S. economy grew moderately in the third and fourth quarters of 2015 amid healthy consumer spending, slower export growth, and reduced state and local government spending. At its December 2015 meeting, the Fed raised its target range for the federal funds rate to 0.25%–0.50%, as poli-cymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. The Fed kept its interest rate unchanged at its January meeting and indicated that given increased uncertainty arising from declining oil prices and slowing growth in China, it would monitor global economic

1. Source: Morningstar. As of 2/29/16, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +2.72%, compared with the MSCI
World Index’s 10-year average annual total return of +4.40%.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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Semiannual Report 3

TEMPLETON WORLD FUND

and financial developments and their implications on the U.S. labor market and inflation.

In Europe, U.K. fourth-quarter economic growth gained momentum from the services sector. The eurozone grew modestly during the period and generally benefited from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. The eurozone’s annual inflation rate rose for most of the period but declined toward period-end due to a fall in energy prices. The ECB maintained its benchmark interest rates, although it reduced its bank deposit rate in December to boost the region’s slowing growth.

Japan’s economy contracted in the fourth quarter after expanding in the third quarter, as private consumption and housing investment declined. The BOJ took several actions during the period, including lowering its inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds. In January, the BOJ introduced a negative interest rate on excess reserves kept by financial institutions with the central bank, in an effort to boost lending and support inflation.

In emerging markets, economic growth generally moderated. China’s economy grew in the fourth quarter at an annual rate that was largely in line with the government’s target. Russia’s 2015 economic growth contracted because of declining oil prices and a weakening Russian ruble, while Brazil’s economy shrank amid weakness in the mining and services sectors. Central bank actions varied across emerging markets during the six months under review, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the six-month period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Market headwinds intensified during the six months under review as concerns about debt, deflation and growth weighed on global share prices. Cyclical sectors such as energy, materials and financials bore the brunt of the downturn, as did emerging markets and Europe. Our strategy of fundamentally oriented, long-term value investing remained out of favor during much of the period, although promising signs of a recovery did emerge toward period-end. However, performance was led primarily by stocks offering either strong growth momentum or counter-cyclical defensive characteristics. Given the rising demand for such attributes and their relative scarcity, the valuations of stocks fitting this description have become unusually expensive, in our analysis. By contrast, the value-oriented stocks that we favor as patient and disciplined investors have become the cheapest since the tech bubble frenzy at the turn of the century. The result was a distinctly two-tiered market characterized by expensive and popular stocks on one end, and cheap and unloved stocks on the other.

In our opinion, this two-tiered market is in many ways the inverse of the tech bubble period. Back then, it was investor greed that propelled growth stocks to such extreme heights, and all it took was a little bit of bad news to topple those securities. In the recent environment, we believed it was investor fear that was propping up growth and perceived “safe” stocks as investors paid for the perception of certainty in a very uncertain environment. Once again, value stocks were left behind, and discounted such pessimism so that we think the mere absence of bad news could be all it takes to spark a value recovery. With value stocks trading at more than two standard deviations below their long-term average multiples—in many cases cheaper than during the depths of the global financial crisis—the current environment for bargain hunters appeared attractive to us.

Yet, the reality has been anything but favorable for value investors in recent quarters, and our positive view remained in the minority. This experience has been largely reminiscent of the late 1990s when our avoidance of what we deemed irrationally expensive “new economy” sectors in preference of cyclically depressed “old economy” stocks resulted in sustained performance challenges until reality finally set in and the market eventually rebalanced. Indeed, during the period under review, our overweighted positions in cyclically depressed, unloved sectors such as financials and energy (where we found what we considered abundant value) and an underweighted position in the expensive and defensive consumer staples sector (where

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TEMPLETON WORLD FUND

Top 10 Sectors/Industries
2/29/16
% of Total
Net Assets
Banks	16.2%
Pharmaceuticals	10.2%
Oil, Gas & Consumable Fuels	9.3%
Insurance	6.1%
Technology Hardware, Storage & Peripherals	4.8%
Automobiles	4.3%
Energy Equipment & Services	4.1%
Software	3.9%
Biotechnology	3.5%
Media	3.4%

value appeared limited to us) all notably detracted from relative performance.2

The financials sector was a major laggard, delivering the bulk of absolute and relative losses and accounting for several of the Fund’s biggest detractors. Swiss financial services firm Credit Suisse Group was a significant detractor in the sector, declining after the firm scrapped profitability targets and announced a multi-billion dollar equity raise to bolster capital levels and fund its strategic restructuring. Although we believed Credit Suisse could have closed its capital deficit over time, the equity raise effectively allowed the company to implement its cost-saving and growth strategies immediately. The long-term benefits unlocked by Credit Suisse’s restructuring—including increased focus on its growth-oriented wealth management franchise, an optimization of its investment banking profit center and additional investment in its fast-growing Asia-Pacific business—were not properly reflected in its share price, and we remained positive on the company and its strategic direction under new management. Across the European financials sector, banks traded at record low valuations amid a confluence of stock-specific and macroeconomic fears. Overall, we think such concerns were overdone given the relatively low exposure of European loan books to commodities and energy, the incrementally better economic data coming out of Europe, and the continued and willing support of the ECB for the regional financial system.

Elsewhere among beaten-down cyclical sectors, an overweighted position in energy notably detracted. Shares of U.S. natural gas producer Chesapeake Energy led the sector lower due to slumping gas prices, an overleveraged balance sheet and legacy operational issues. The firm mounted an ambitious turnaround under new management and we were encouraged by the progress being made deleveraging, lowering costs, increasing efficiencies and improving Chesapeake’s long-term production growth profile. This holding is one of the more leveraged in our energy portfolio as we tend to favor firms with strong balance sheets capable of weathering lower-for-longer commodity price cycles. However, at what we deemed severely depressed valuations and with apparent catalysts under new management, we believed the risk versus reward proposition for Chesapeake remained compelling.

More generally, although the recent oil price decline was painful for our overweighted energy position, we believe such price levels could accelerate the supply adjustment process required to stabilize the market. The huge market for oil contracts tends to exacerbate price swings, and this has certainly felt to us like a situation where financial speculation caused prices to overshoot fundamentals. Virtually no production outside the Middle East is profitable below US$30 per barrel, and even in the Middle East and elsewhere in the Organization of the Petroleum Exporting Countries cartel, oil-dependent national budgets experienced severe strains at these price levels. We do not know if oil prices have definitively bottomed, but we believe that the recent situation is unsustainable for corporate and national oil producers, and we continue to find compelling bargains in the energy sector in this environment.

We found fewer opportunities in consumer staples, which has become the most expensive in at least a decade by nearly all major measures, including earnings, book value and cash flow multiples, while yielding the lowest dividend since the global financial crisis. Despite the sector’s stable earnings and balance sheet profile, we do not favor richly valued companies in an ultra-competitive industry selling commoditized products at single-digit profit margins. The few bargains we found in the consumer staples sector were mostly in special situations or restructuring stories, and our underweighting and stock selection hurt relative performance.

We found selectively better opportunities in telecommunication services, another relative detractor due to stock selection, although not necessarily among the more stable and defensive firms that have propped up the sector.3 As Sir John Templeton once wrote, “To get a bargain price, you have to look where the public is most frightened and pessimistic.” Within the telecommunications sector, Spanish mobile phone company Telefonica is a great example. Economic weakness in Spain and

2. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The consumer staples sector comprises food and staples retailing in the SOI.
3. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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T E M P L E T O N W O R L D F U N D

Top 10 Holdings
2/29/16
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	3.5%
Technology Hardware, Storage & Peripherals,
South Korea
Microsoft Corp.	2.7%
Software, U.S.
Amgen Inc.	2.6%
Biotechnology, U.S.
Citigroup Inc.	2.2%
Banks, U.S.
BNP Paribas SA	2.1%
Banks, France
JPMorgan Chase & Co.	2.0%
Banks, U.S.
Nissan Motor Co. Ltd.	2.0%
Automobiles, Japan
Roche Holding AG	1.9%
Pharmaceuticals, Switzerland
Sanofi	1.9%
Pharmaceuticals, France
Teva Pharmaceutical Industries Ltd., ADR	1.8%
Pharmaceuticals, Israel

a deepening malaise in Brazil, Telefonica’s two main markets, have depressed sentiment, driving shares to 12-year lows. Although Telefonica’s management acknowledged recent difficulties in its end-markets, it also confirmed solid operational progress and an improving competitive positioning, suggesting that strategic initiatives are producing the desired results. Tele-fonica took major steps to streamline and focus its operations where it has the best growth opportunities, exiting minor Euro-pean markets and using cash to pay down debt and improve its market position in Brazil, Spain and Germany. With Spain exiting recession and the commercial environment in Brazil likely to improve over our investment horizon, Telefonica appears well positioned for positive long-term performance, in our analysis.

Turning to contributors, stock selection also supported the relative performance of the Fund’s information technology holdings.4 U.S. software developer Microsoft was among the Fund’s top contributors, underscoring CEO Satya Nadella’s positive progress repositioning the firm to compete in mobile and cloud computing. We expect that the continued migration to cloud computing could allow Microsoft to post strong growth and capture revenue and market share opportunities from other parts of the technology sector. Elsewhere in technology, the IT hardware environment has been more challenging, with traditional personal computer and printing companies coming under heavy pressure and strong growth trends in tablets and smart-phones moderating. In our analysis, profit margins may improve as costs are reduced, but revenue growth is likely to remain elusive and bargains limited. The semiconductor industry was negatively impacted by the slowdown in hardware end-markets as well as by intensifying pricing pressures. We believe value opportunities may remain limited as industry participants will have to navigate a weak demand environment, elevated inventory levels, slowing mergers and acquisitions activity and unattractive equity valuations.

Stock selection in consumer discretionary and materials also helped relative performance.5 From the former sector, shares of U.S. fashion retailer Michael Kors Holdings rebounded during the review period after sales rose the most in almost four years due to better-than-expected holiday results. Despite continued investor pessimism, the progress we anticipated because of an accessories revamp and a strengthened e-commerce platform appeared to be coming to fruition, allowing the firm to bolster growth during a holiday period that was mediocre for many other retailers. Michael Kors maintains a healthy balance sheet and solid cash-generating capabilities, and we continued to monitor the company and industry closely to assess the firm’s medium-term growth prospects. From the materials sector, a new position in Switzerland-based commodities trader and diversified miner Glencore stood out, regaining ground following acute weakness. In our opinion, a general misunderstanding of the firm’s trading business and funding model, combined with existential fears surrounding the balance sheet in an environment of falling commodity prices, had weighed heavily on the stock, driving shares far below the firm’s 2011 initial public offering price. Glencore has since responded decisively to market concerns by selling assets, cutting debt, improving liquidity and gaining efficiencies across its industrial and trading businesses. Although the stock may remain volatile in the near term, we believed the recent share price understates the long-term advantages of Glencore’s diversified model.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment

4. The information technology sector comprises communications equipment; electronic equipment, instruments and components; IT services; semiconductors and semi-
conductor equipment; software; and technology hardware, storage and peripherals in the SOI.
5. The consumer discretionary sector comprises automobiles; media; specialty retail; and textiles, apparel and luxury goods in the SOI. The materials sector comprises chem-
icals, construction materials, and metals and mining in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON WORLD FUND

Top 10 Countries
2/29/16
% of Total
Net Assets
U.S.	33.8%
U.K.	16.2%
France	7.1%
South Korea	7.1%
Switzerland	5.7%
Germany	4.7%
Japan	4.2%
Netherlands	3.3%
Italy	2.4%
Singapore	2.2%

traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 29, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

A critical lesson that we have learned through six decades of investing in global equity markets is that returns seem to accrue to value intermittently. Our style of investing has historically provided positive performance over a long-term investment horizon. But, it has rarely been a steady appreciation. At Tem-pleton, we buy on pessimism, and the market can remain at odds with our portfolios for a considerable stretch. However, empirical evidence shows that when the value cycle turns, it does so swiftly and abruptly. We believe being properly positioned for these turns is essential to capturing the long-term benefits of the value investment discipline. We have been witnessing historic extremes in the discount afforded to value relative to the rest of the market. Although this environment has been, and may remain, painful for some time, we believe the eventual normalization of these extremes represents the most compelling opportunity in equity markets today, and we have sought to position our portfolio accordingly.

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representa-
tion or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON WORLD FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	8/31/15		Change
A (TEMWX)	$13.50	$16.51	-$	3.01
C (TEWTX)	$13.00	$15.86	-$	2.86
R6 (FTWRX)	$13.46	$16.50	-$	3.04
Advisor (TWDAX)	$13.47	$16.50	-$	3.03

Distributions[1] (9/1/15–2/29/16)

	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.2800	$0.8489		$1.1289
C	$0.1507	$0.8489		$0.9996
R6	$0.3414	$0.8489		$1.1903
Advisor	$0.3216	$0.8489		$1.1705

See page 10 for Performance Summary footnotes.

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TEMPLETON WORLD FUND
PERFORMANCE SUMMARY

Performance as of 2/29/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

					Total Annual
	Cumulative	Average Annual	Value of $10,000	Average Annual	Operating
Share Class	Total Return[3]	Total Return[4]	Investment[5]	Total Return (3/31/16)[6]	Expenses[7]
A					1.06%
6-Month	-12.00%	-17.08%	$8,292
1-Year	-17.87%	-22.60%	$7,740	-15.58%
5-Year	+13.40%	+1.34%	$10,687	+2.95%
10-Year	+30.75%	+2.11%	$12,322	+2.76%
C					1.81%
6-Month	-12.30%	-13.12%	$8,688
1-Year	-18.47%	-19.23%	$8,077	-11.92%
5-Year	+9.23%	+1.78%	$10,923	+3.40%
10-Year	+21.28%	+1.95%	$12,128	+2.59%
R6					0.72%
6-Month	-11.85%	-11.85%	$8,815
1-Year	-17.59%	-17.59%	$8,241	-10.02%
Since Inception (5/1/13)	-1.80%	-0.64%	$9,820	+2.02%
Advisor[8]					0.81%
6-Month	-11.90%	-11.90%	$8,810
1-Year	-17.69%	-17.69%	$8,231	-10.13%
5-Year	+14.78%	+2.80%	$11,478	+4.45%
10-Year	+33.95%	+2.97%	$13,395	+3.63%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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TEMPLETON WORLD FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +27.73%
and +2.53%.

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TEMPLETON WORLD FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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TEMPLETON WORLD FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$880.00	$4.95
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.32
C
Actual	$1,000	$877.00	$8.45
Hypothetical (5% return before expenses)	$1,000	$1,015.86	$9.07
R6
Actual	$1,000	$881.50	$3.37
Hypothetical (5% return before expenses)	$1,000	$1,021.28	$3.62
Advisor
Actual	$1,000	$881.00	$3.79
Hypothetical (5% return before expenses)	$1,000	$1,020.84	$4.07

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.06%; C: 1.81%; R6: 0.72%; and Advi-
sor: 0.81%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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TEMPLETON WORLD FUND

Financial Highlights
	Six Months Ended		Year Ended August 31,
	February 29, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.51	$20.18	$18.02	$15.06	$14.21	$12.74
Income from investment operations[a]:
Net investment income[b]	0.08	0.29	0.43 [c]	0.25	0.29	0.24
Net realized and unrealized gains (losses)	(1.96)	(2.35)	2.75	3.38	0.84	1.47
Total from investment operations	(1.88)	(2.06)	3.18	3.63	1.13	1.71
Less distributions from:
Net investment income	(0.28)	(0.52)	(0.19)	(0.42)	(0.28)	(0.24)
Net realized gains	(0.85)	(1.09)	(0.83)	(0.25)	—	—
Total distributions	(1.13)	(1.61)	(1.02)	(0.67)	(0.28)	(0.24)
Net asset value, end of period	$13.50	$16.51	$20.18	$18.02	$15.06	$14.21

Total return[d]	(12.00)%	(10.59)%	17.96%	24.71%	8.18%	13.45%

Ratios to average net assets[e]
Expenses	1.06%[f]	1.06%[f]	1.05%	1.05%[g]	1.09%	1.07%[g]
Net investment income	1.03%	1.61%	2.20%[c]	1.49%	1.99%	1.62%

Supplemental data
Net assets, end of period (000’s)	$3,967,753	$4,791,792	$5,917,398	$5,278,292	$4,857,469	$5,067,228
Portfolio turnover rate	8.76%	15.73%	18.56%	17.57%	18.77%	16.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.30%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON WORLD FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended August 31,
	February 29, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.86	$19.44	$17.40	$14.53	$13.69	$12.28
Income from investment operations[a]:
Net investment income[b]	0.02	0.15	0.27 [c]	0.12	0.17	0.13
Net realized and unrealized gains (losses)	(1.88)	(2.26)	2.66	3.26	0.83	1.41
Total from investment operations	(1.86)	(2.11)	2.93	3.38	1.00	1.54
Less distributions from:
Net investment income	(0.15)	(0.38)	(0.06)	(0.26)	(0.16)	(0.13)
Net realized gains	(0.85)	(1.09)	(0.83)	(0.25)	—	—
Total distributions	(1.00)	(1.47)	(0.89)	(0.51)	(0.16)	(0.13)
Net asset value, end of period	$13.00	$15.86	$19.44	$17.40	$14.53	$13.69

Total return[d]	(12.30)%	(11.27)%	17.08%	23.76%	7.41%	12.50%

Ratios to average net assets[e]
Expenses	1.81%[f]	1.81%[f]	1.80%	1.81%[g]	1.84%	1.82%[g]
Net investment income	0.28%	0.86%	1.45%[c]	0.73%	1.24%	0.87%

Supplemental data
Net assets, end of period (000’s)	$154,613	$193,309	$241,635	$210,256	$186,483	$201,956
Portfolio turnover rate	8.76%	15.73%	18.56%	17.57%	18.77%	16.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended	Year Ended August 31,
	February 29, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.50	$20.18	$18.02	$17.17
Income from investment operations[b]:
Net investment income[c]	0.10	0.35	0.57 [d]	0.12
Net realized and unrealized gains (losses)	(1.95)	(2.35)	2.67	0.73
Total from investment operations	(1.85)	(2.00)	3.24	0.85
Less distributions from:
Net investment income	(0.34)	(0.59)	(0.25)	—
Net realized gains	(0.85)	(1.09)	(0.83)	—
Total distributions	(1.19)	(1.68)	(1.08)	—
Net asset value, end of period	$13.46	$16.50	$20.18	$18.02

Total return[e]	(11.85)%	(10.30)%	18.40%	4.95%

Ratios to average net assets[f]
Expenses	0.72%[g]	0.72%[g]	0.72%	0.72%[h]
Net investment income	1.37%	1.95%	2.53%[d]	1.82%

Supplemental data
Net assets, end of period (000’s)	$51,475	$51,733	$55,175	$24,306
Portfolio turnover rate	8.76%	15.73%	18.56%	17.57%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON WORLD FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended August 31,
	February 29, 2016
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.50	$20.18	$18.01	$15.07	$14.22	$12.75
Income from investment operations[a]:
Net investment income[b]	0.10	0.33	0.48 [c]	0.30	0.33	0.29
Net realized and unrealized gains (losses)	(1.96)	(2.35)	2.75	3.36	0.84	1.46
Total from investment operations	(1.86)	(2.02)	3.23	3.66	1.17	1.75
Less distributions from:
Net investment income	(0.32)	(0.57)	(0.23)	(0.47)	(0.32)	(0.28)
Net realized gains	(0.85)	(1.09)	(0.83)	(0.25)	—	—
Total distributions	(1.17)	(1.66)	(1.06)	(0.72)	(0.32)	(0.28)
Net asset value, end of period	$13.47	$16.50	$20.18	$18.01	$15.07	$14.22

Total return[d]	(11.90)%	(10.38)%	18.29%	24.97%	8.51%	13.63%

Ratios to average net assets[e]
Expenses	0.81%[f]	0.81%[f]	0.80%	0.81%[g]	0.84%	0.82%[g]
Net investment income	1.28%	1.86%	2.45%[c]	1.73%	2.24%	1.87%

Supplemental data
Net assets, end of period (000’s)	$134,137	$181,661	$273,478	$216,767	$232,104	$191,488
Portfolio turnover rate	8.76%	15.73%	18.56%	17.57%	18.77%	16.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND

Statement of Investments, February 29, 2016 (Unaudited)
	Industry	Shares	Value
Common Stocks 98.0%
Austria 0.3%
UNIQA Insurance Group AG	Insurance	2,200,557	$13,375,264
Belgium 0.3%
UCB SA	Pharmaceuticals	198,590	14,793,232
Canada 1.2%
Silver Wheaton Corp	Metals & Mining	1,532,800	24,166,939
Suncor Energy Inc	Oil, Gas & Consumable Fuels	1,157,014	28,277,815
			52,444,754
China 1.7%
China Life Insurance Co. Ltd., H	Insurance	11,080,000	24,103,680
GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	130,941,600	19,192,242
Kunlun Energy Co. Ltd	Oil, Gas & Consumable Fuels	34,333,100	24,543,192
Weichai Power Co. Ltd., H	Machinery	6,584,000	6,010,234
			73,849,348
France 7.1%
AXA SA	Insurance	1,965,270	43,399,036
BNP Paribas SA	Banks	1,975,640	92,436,835
Compagnie de Saint-Gobain	Building Products	130,095	5,063,471
Sanofi	Pharmaceuticals	1,004,300	79,980,481
Technip SA	Energy Equipment & Services	486,060	24,198,990
Total SA, B	Oil, Gas & Consumable Fuels	1,377,280	62,005,333
			307,084,146
Germany 4.7%
Deutsche Boerse AG	Diversified Financial Services	277,060	22,962,892
[a] Deutsche Lufthansa AG	Airlines	3,583,050	53,743,808
Merck KGaA	Pharmaceuticals	523,150	44,634,069
Metro AG	Food & Staples Retailing	981,551	24,238,841
SAP SE	Software	78,040	5,938,978
Siemens AG	Industrial Conglomerates	546,680	50,835,240
			202,353,828
Hong Kong 0.2%
CK Hutchison Holdings Ltd	Industrial Conglomerates	570,170	6,898,223
India 0.4%
Reliance Industries Ltd	Oil, Gas & Consumable Fuels	1,171,931	16,609,444
Ireland 1.2%
CRH PLC	Construction Materials	1,977,216	50,988,386
Israel 1.8%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,352,304	75,188,102
Italy 2.4%
Eni SpA	Oil, Gas & Consumable Fuels	3,695,594	52,074,226
UniCredit SpA	Banks	13,855,955	51,803,418
			103,877,644
Japan 4.2%
ITOCHU Corp	Trading Companies & Distributors	1,283,897	15,148,539
Nissan Motor Co. Ltd	Automobiles	9,407,800	85,472,364
SoftBank Group Corp	Wireless Telecommunication Services	1,141,600	56,429,552
[a] Toshiba Corp	Industrial Conglomerates	5,350,500	8,293,951
Toyota Motor Corp	Automobiles	264,225	13,817,539
			179,161,945

franklintempleton.com		Semiannual Report	17

TEMPLETON WORLD FUND
STATEMENT O F INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
Netherlands 3.3%
Aegon NV	Insurance	7,465,582	$37,594,630
Akzo Nobel NV	Chemicals	281,760	16,629,065
ING Groep NV, IDR	Banks	4,012,942	47,572,822
[a] QIAGEN NV	Life Sciences Tools & Services	1,170,061	25,068,193
[a] SBM Offshore NV	Energy Equipment & Services	1,306,962	16,610,190
			143,474,900
Norway 0.9%
Telenor ASA	Diversified Telecommunication Services	2,656,020	39,795,134
Portugal 0.6%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	2,464,100	27,106,802
Russia 0.3%
LUKOIL PJSC, ADR
(London Stock Exchange)	Oil, Gas & Consumable Fuels	61,774	2,192,977
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	773,066	9,354,099
			11,547,076
Singapore 2.2%
DBS Group Holdings Ltd	Banks	3,301,396	31,883,482
[a] Flextronics International Ltd	Electronic Equipment, Instruments & Components	1,760,632	19,120,463
Singapore Telecommunications Ltd	Diversified Telecommunication Services	15,862,261	42,076,758
			93,080,703
South Korea 7.1%
Hana Financial Group Inc	Banks	1,857,147	31,238,365
Hyundai Motor Co	Automobiles	446,466	53,127,131
KB Financial Group Inc	Banks	1,876,166	44,953,515
POSCO	Metals & Mining	137,511	22,020,841
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	160,895	152,905,740
			304,245,592
Spain 0.9%
Telefonica SA	Diversified Telecommunication Services	4,019,156	40,426,263
Switzerland 5.7%
ABB Ltd	Electrical Equipment	1,244,840	22,309,407
Credit Suisse Group AG	Capital Markets	4,892,487	65,834,026
Glencore PLC	Metals & Mining	21,418,990	39,731,654
Roche Holding AG	Pharmaceuticals	324,842	83,584,696
Swiss Re AG	Insurance	396,920	35,308,712
			246,768,495
Taiwan 1.1%
Taiwan Semiconductor Manufacturing
Co. Ltd	Semiconductors & Semiconductor Equipment	2,423,578	10,862,832
Tripod Technology Corp	Electronic Equipment, Instruments & Components	20,588,000	36,415,919
			47,278,751
Turkey 0.4%
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	4,097,336	15,309,654
United Kingdom 16.2%
Aviva PLC	Insurance	8,118,486	49,524,244
BAE Systems PLC	Aerospace & Defense	9,078,149	64,831,356

18 Semiannual Report

franklintempleton.com

TEMPLETON WORLD FUND
STATEMENT O F INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Barclays PLC	Banks	12,246,142	$29,330,833
BP PLC	Oil, Gas & Consumable Fuels	7,633,066	37,345,046
Carillion PLC	Construction & Engineering	7,084,170	27,139,875
GlaxoSmithKline PLC	Pharmaceuticals	1,830,076	35,654,345
HSBC Holdings PLC	Banks	9,610,740	61,497,084
International Consolidated Airlines Group SA	Airlines	580,880	4,439,450
Kingfisher PLC	Specialty Retail	8,748,399	40,713,214
Lloyds Banking Group PLC	Banks	31,861,170	32,112,249
Petrofac Ltd	Energy Equipment & Services	2,175,180	27,419,156
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	82,455	1,891,093
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	2,915,047	66,754,708
[a] Serco Group PLC	Commercial Services & Supplies	7,428,920	9,669,583
Sky PLC	Media	2,576,294	37,406,766
Standard Chartered PLC	Banks	6,478,396	38,820,456
[a] Subsea 7 SA	Energy Equipment & Services	2,803,140	17,778,901
[a] Tesco PLC	Food & Staples Retailing	24,754,912	62,168,209
Vodafone Group PLC	Wireless Telecommunication Services	17,315,179	52,957,500
			697,454,068
United States 33.8%
Accenture PLC, A	IT Services	63,681	6,384,657
[a] Allergan PLC	Pharmaceuticals	63,000	18,276,930
[a] Ally Financial Inc	Consumer Finance	793,660	13,952,543
[a] Alphabet Inc., A	Internet Software & Services	65,530	46,999,427
American International Group Inc	Insurance	1,180,295	59,250,809
Amgen Inc	Biotechnology	791,390	112,598,969
Apache Corp	Oil, Gas & Consumable Fuels	692,430	26,506,220
Baker Hughes Inc	Energy Equipment & Services	774,878	33,219,020
Best Buy Co. Inc	Specialty Retail	456,800	14,795,752
Capital One Financial Corp	Consumer Finance	220,430	14,488,864
Chesapeake Energy Corp	Oil, Gas & Consumable Fuels	5,183,580	13,529,144
Chevron Corp	Oil, Gas & Consumable Fuels	219,566	18,320,587
Cisco Systems Inc	Communications Equipment	972,592	25,462,459
Citigroup Inc	Banks	2,407,060	93,514,281
Comcast Corp., Special A	Media	1,044,439	60,295,463
CVS Health Corp	Food & Staples Retailing	229,842	22,333,747
Devon Energy Corp	Oil, Gas & Consumable Fuels	756,330	14,884,574
Eli Lilly & Co	Pharmaceuticals	240,510	17,316,720
Foot Locker Inc	Specialty Retail	238,610	14,913,125
General Motors Co	Automobiles	1,165,770	34,320,269
Gilead Sciences Inc	Biotechnology	429,740	37,494,815
Halliburton Co	Energy Equipment & Services	1,777,430	57,375,440
Hewlett Packard Enterprise Co	Technology Hardware, Storage & Peripherals	2,312,330	30,684,619
HP Inc	Technology Hardware, Storage & Peripherals	2,312,330	24,718,808
JPMorgan Chase & Co	Banks	1,531,634	86,230,994
[a,b] Knowles Corp	Electronic Equipment, Instruments & Components	2,785,470	31,698,649
Medtronic PLC	Health Care Equipment & Supplies	952,550	73,717,844
Merck & Co. Inc	Pharmaceuticals	559,434	28,089,181
[a] Michael Kors Holdings Ltd	Textiles, Apparel & Luxury Goods	560,690	31,763,089
Microsoft Corp	Software	2,298,840	116,964,979
Morgan Stanley	Capital Markets	2,170,130	53,602,211
[a] Navistar International Corp	Machinery	1,933,970	16,264,688
News Corp., A	Media	810,759	8,772,412
Noble Corp. PLC	Energy Equipment & Services	234,605	1,954,260

franklintempleton.com

Semiannual Report 19

TEMPLETON WORLD FUND
STATEMENT O F INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
Oracle Corp	Software	1,262,581	$46,437,729
Pfizer Inc	Pharmaceuticals	1,395,449	41,402,972
SunTrust Banks Inc	Banks	1,692,580	56,159,804
Twenty-First Century Fox Inc., A	Media	1,411,332	38,134,191
United Parcel Service Inc., B	Air Freight & Logistics	56,299	5,435,668
Verizon Communications Inc	Diversified Telecommunication Services	168,634	8,554,803
			1,456,820,716
Total Common Stocks
(Cost $4,263,137,956)			4,219,932,470
Preferred Stocks (Cost $41,548,819) 0.1%
Brazil 0.1%
[a] Petroleo Brasileiro SA, ADR, pfd	Oil, Gas & Consumable Fuels	2,589,090	6,550,398

		Principal
		Amount
Mortgage-Backed Securities
(Cost $1,187,515) 0.0%†
United States 0.0%†
FHLMC, 5.50%, 12/01/35		1,204,835	1,349,678
Total Investments before Short Term
Investments (Cost $4,305,874,290)			4,227,832,546
Short Term Investments 1.9%
Time Deposits 1.5%
Australia 0.5%
National Australia Bank, 0.25%, 3/01/16		20,000,000	20,000,000
Canada 1.0%
Bank of Montreal, 0.27%, 3/01/16		29,000,000	29,000,000
Royal Bank of Canada, 0.20%, 3/01/16		15,600,000	15,600,000
			44,600,000
Total Time Deposits (Cost $64,600,000)			64,600,000
Total Investments before Money Market
Funds (Cost $4,370,474,290)			4,292,432,546

		Shares
[c] Investments from Cash Collateral Received for
Loaned Securities (Cost $14,100,000) 0.4%
Money Market Funds 0.4%
United States 0.4%
[a,d] Institutional Fiduciary Trust Money Market Portfolio		14,100,000	14,100,000
Total Investments
(Cost $4,384,574,290) 100.0%			4,306,532,546
Other Assets, less Liabilities 0.0%†			1,445,622
Net Assets 100.0%			$4,307,978,168

See Abbreviations on page 33.

†Rounds to less than 0.1% of net assets.
[a]Non-income producing.
[b]A portion or all of the security is on loan at February 29, 2016. See Note 1(d).
[c]See Note 1(d) regarding securities on loan.
[d]See Note 3(f) regarding investments in affiliated management investment companies.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON WORLD FUND

Financial Statements

Statement of Assets and Liabilities
February 29, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,370,474,290
Cost - Non-controlled affiliates (Note 3f)	14,100,000
Total cost of investments	$4,384,574,290
Value - Unaffiliated issuers	$4,292,432,546
Value - Non-controlled affiliates (Note 3f)	14,100,000
Total value of investments (includes securities loaned in the amount of $13,656,000)	4,306,532,546
Cash	1,093,000
Foreign currency, at value (cost $3,999,340)	3,979,044
Receivables:
Investment securities sold	2,155,072
Capital shares sold	2,119,609
Dividends and interest	14,449,726
European Union tax reclaims	261,248
Other assets	3,216
Total assets	4,330,593,461
Liabilities:
Payables:
Investment securities purchased	95,488
Capital shares redeemed	4,026,666
Management fees	2,350,085
Distribution fees	901,526
Transfer agent fees	710,465
Payable upon return of securities loaned	14,100,000
Accrued expenses and other liabilities	431,063
Total liabilities	22,615,293
Net assets, at value	$4,307,978,168
Net assets consist of:
Paid-in capital	$4,394,464,836
Undistributed net investment income	11,808,502
Net unrealized appreciation (depreciation)	(78,482,004)
Accumulated net realized gain (loss)	(19,813,166)
Net assets, at value	$4,307,978,168

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 21

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
February 29, 2016 (unaudited)

Class A:
Net assets, at value	$3,967,753,406
Shares outstanding	293,973,712
Net asset value per share[a]	$13.50
Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.32
Class C:
Net assets, at value	$154,612,996
Shares outstanding	11,896,740
Net asset value and maximum offering price per share[a]	$13.00
Class R6:
Net assets, at value	$51,474,822
Shares outstanding	3,824,844
Net asset value and maximum offering price per share	$13.46
Advisor Class:
Net assets, at value	$134,136,944
Shares outstanding	9,958,360
Net asset value and maximum offering price per share	$13.47

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 Semiannual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 29, 2016 (unaudited)

Investment income:
Dividends (net of foreign taxes of $3,896,906)	$50,265,880
Interest	329,267
Income from securities loaned (net of fees and rebates)	94,742
Total investment income	50,689,889
Expenses:
Management fees (Note 3a)	16,799,681
Distribution fees: (Note 3c)
Class A	5,577,616
Class C	886,303
Transfer agent fees: (Note 3e)
Class A	2,065,064
Class C	82,035
Class R6	446
Advisor Class	74,102
Custodian fees (Note 4)	223,781
Reports to shareholders	134,807
Registration and filing fees	92,488
Professional fees	76,531
Trustees’ fees and expenses	52,503
Other	49,499
Total expenses	26,114,856
Expenses waived/paid by affiliates (Note 3f)	(6,458)
Net expenses	26,108,398
Net investment income	24,581,491
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	18,182,731
Written options	143,077
Foreign currency transactions	(1,175,279)
Net realized gain (loss)	17,150,529
Net change in unrealized appreciation (depreciation) on:
Investments	(642,000,934)
Translation of other assets and liabilities denominated in foreign currencies	(144,649)
Net change in unrealized appreciation (depreciation)	(642,145,583)
Net realized and unrealized gain (loss)	(624,995,054)
Net increase (decrease) in net assets resulting from operations	$(600,413,563)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 23

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2016	Year Ended
	(unaudited)	August 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$24,581,491	$93,634,345
Net realized gain (loss)	17,150,529	285,239,137
Net change in unrealized appreciation (depreciation)	(642,145,583)	(1,032,149,917)
Net increase (decrease) in net assets resulting from operations	(600,413,563)	(653,276,435)
Distributions to shareholders from:
Net investment income:
Class A	(78,902,555)	(148,302,524)
Class C	(1,757,658)	(4,547,565)
Class R6	(1,218,271)	(1,601,276)
Advisor Class	(3,143,320)	(7,396,095)
Net realized gains:
Class A	(239,212,776)	(310,296,789)
Class C	(9,900,748)	(13,123,838)
Class R6	(3,029,263)	(2,965,913)
Advisor Class	(8,297,152)	(14,074,841)
Total distributions to shareholders	(345,461,743)	(502,308,841)
Capital share transactions: (Note 2)
Class A	45,994,738	(69,471,771)
Class C	(4,458,915)	(4,668,310)
Class R6	11,136,388	6,893,427
Advisor Class	(17,313,328)	(46,359,007)
Total capital share transactions	35,358,883	(113,605,661)
Net increase (decrease) in net assets	(910,516,423)	(1,269,190,937)
Net assets:
Beginning of period	5,218,494,591	6,487,685,528
End of period	$4,307,978,168	$5,218,494,591
Undistributed net investment income included in net assets:
End of period	$11,808,502	$72,248,815

24 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton World Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC)

securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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Semiannual Report 25

TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain

26 Semiannual Report

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At February 29, 2016, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counter-parties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At February 29, 2016, the Fund‘s secured borrowing transactions were as follows:

Securities lending transactions[a]:
Equity investments[b]	$14,100,000

aThe agreements open at period end can be terminated at any time. bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to

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Semiannual Report 27

TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

e. Income and Deferred Taxes (continued)

distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At February 29, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	February 29, 2016		August 31, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,954,410	$137,239,834	21,109,474	$378,685,269
Shares issued in reinvestment of distributions	19,777,662	293,105,060	24,336,255	420,286,959
Shares redeemed	(25,024,891)	(384,350,156)	(48,417,724)	(868,443,999)
Net increase (decrease)	3,707,181	$45,994,738	(2,971,995)	$(69,471,771)

Class C Shares:
Shares sold	445,483	$6,396,235	1,011,688	$17,428,571
Shares issued in reinvestment of distributions	721,847	10,315,198	925,142	15,431,374
Shares redeemed	(1,456,194)	(21,170,348)	(2,179,024)	(37,528,255)
Net increase (decrease)	(288,864)	$(4,458,915)	(242,194)	$(4,668,310)

Class R6 Shares:
Shares sold	806,288	$12,976,507	786,312	$13,902,625
Shares issued in reinvestment of distributions	175,845	2,597,236	133,109	2,292,144
Shares redeemed	(292,662)	(4,437,355)	(518,439)	(9,301,342)
Net increase (decrease)	689,471	$11,136,388	400,982	$6,893,427

Advisor Class Shares:
Shares sold	1,336,127	$21,149,728	3,463,742	$62,050,624
Shares issued in reinvestment of distributions	542,623	8,019,966	1,079,933	18,607,249
Shares redeemed	(2,929,954)	(46,483,022)	(7,087,137)	(127,016,880)
Net increase (decrease)	(1,051,204)	$(17,313,328)	(2,543,462)	$(46,359,007)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Semiannual Report 29

TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion.

For the period ended February 29, 2016, the annualized effective investment management fee rate, was 0.693% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$108,669
CDSC retained	$5,950

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended February 29, 2016, the Fund paid transfer agent fees of $2,221,647, of which $1,151,082 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End Investment		Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income Gain (Loss)		of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	20,698,360 93,478,020 (100,076,380)			14,100,000 $14,100,000		$ —	$ —	0.07%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2016. There were no Class R6 transfer agent fees waived during the period ended February 29, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 29, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2015, capital loss carryforwards were as follows:
Capital loss carryforwards subject to expiration:
2016	$824,239
2017	2,023,740
Total capital loss carryforwards	$2,847,979	[a]
[a]Capital loss carryforwards were from merged Templeton Global Long-Short Fund, which may be carried over to offset future gains, subject to limitations.

At February 29, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
Cost of investments	$4,392,751,471
Unrealized appreciation	$780,903,900
Unrealized depreciation	(867,122,825)
Net unrealized appreciation (depreciation)	$(86,218,925)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales and foreign tax reclaims.

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2016, aggregated $422,880,600 and $738,100,108, respectively.

Transactions in options written during the period ended February 29, 2016, were as follows:

Number of
	Contracts	Premiums
Options outstanding at August 31, 2015	—	$—
Options written	105,310	143,077
Options expired	(105,310)	(143,077)
Options exercised	—	—
Options closed	—	—
Options outstanding at February 29, 2016	—	$—

See Notes 1(c) and 8 regarding derivative financial instruments and other derivative information, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

For the period ended February 29, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss)	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period	Operations Locations	for the Period

Equity contracts	Written options	$143,077	Written options	$ —

See Notes 1(c) and 6 regarding derivative financial instruments and investment transactions, respectively.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 29, 2016, the Fund did not use the Global Credit Facility.

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 29, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a,b]	$4,226,482,868	$—	$—	$4,226,482,868
Mortgage-Backed Securities	—	1,349,678	—	1,349,678
Short Term Investments	14,100,000	64,600,000	—	78,700,000
Total Investments in Securities	$4,240,582,868	$65,949,678	$—	$4,306,532,546

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR - American Depositary Receipt
FHLMC - Federal Home Loan Mortgage Corp.
IDR - International Depositary Receipt

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton World Fund

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	102 S 04/16

Semiannual Report and Shareholder Letter

February 29, 2016

Templeton Foreign Fund

A SERIES OF TEMPLETON FUNDS

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Templeton Foreign Fund

This semiannual report for Templeton Foreign Fund covers the period ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including developing markets. The Fund will invest, under normal market circumstances, at least 80% of its net assets in “foreign securities,” as defined in the prospectus.

Performance Overview

The Fund’s Class A shares had a -11.90% cumulative total return for the six months under review. In comparison, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures global equity performance in developed countries excluding the U.S. and Canada, had a -9.38% total return.1 The Fund’s long-term results are shown in the Performance Summary beginning on page 8. For the 10-year period ended February 29, 2016, the Fund’s Class A shares delivered a +18.31% cumulative total return, compared with the MSCI EAFE Index’s +21.35% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the six months under review. For global stocks, concerns about China’s slowing economy and tumbling stock market,

declining commodity prices, tensions between Russia and Turkey, and uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates contributed to market volatility. Toward period-end, equity markets regained some ground after the Fed’s decision to increase its target interest rate alleviated some worries about a change in U.S. monetary policy. Also bolstering stocks were hopes of additional stimulus measures from key global central banks and the Bank of Japan’s (BOJ’s) decision to cut interest rates. Oil prices declined sharply amid strong global supply that exceeded demand. Gold prices fell for most of the period but recovered toward period-end. The U.S. dollar appreciated against most currencies, which reduced returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, declined during the period.

The U.S. economy grew moderately in the third and fourth quarters of 2015 amid healthy consumer spending, slower export growth, and reduced state and local government spending. At its December 2015 meeting, the Fed raised its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. The Fed kept its interest rate unchanged at its January meeting and indicated that given increased uncertainty arising from declining oil prices and slowing growth in China, it would monitor global economic and financial developments and their implications on the U.S. labor market and inflation.

In Europe, U.K. fourth-quarter economic growth gained momentum from the services sector. The eurozone grew modestly during the period and generally benefited from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. The eurozone’s annual inflation rate rose for most of the period but declined toward period-end due to a fall in energy prices. The ECB maintained

1. Source: Morningstar. As of 2/29/16, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +1.70%, compared with the MSCI
EAFE Index’s 10-year average annual total return of +1.95%.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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its benchmark interest rates, although it reduced its bank deposit rate in December to boost the region’s slowing growth.

Japan’s economy contracted in the fourth quarter after expanding in the third quarter, as private consumption and housing investment declined. The BOJ took several actions during the period, including lowering its inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds. In January, the BOJ introduced a negative interest rate on excess reserves kept by financial institutions with the central bank, in an effort to boost lending and support inflation.

In emerging markets, economic growth generally moderated. China’s economy grew in the fourth quarter at an annual rate that was largely in line with the government’s target. Russia’s 2015 economic growth contracted because of declining oil prices and a weakening Russian ruble, while Brazil’s economy shrank amid weakness in the mining and services sectors. Central bank actions varied across emerging markets during the six months under review, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the six-month period.

Geographic Breakdown

Based on Total Net Assets as of 2/29/16

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Market headwinds intensified during the six months under review as concerns about debt, deflation and growth weighed on global share prices. Cyclical sectors such as energy, materials and financials bore the brunt of the downturn, as did emerging markets and Europe. Our strategy of fundamentally oriented, long-term value investing remained out of favor during much of the period, although promising signs of a recovery did emerge toward period-end. However, performance was led primarily by stocks offering either strong growth momentum or counter-cyclical defensive characteristics. Given the rising demand for such attributes and their relative scarcity, the valuations of stocks fitting this description have become unusually expensive, in our analysis. By contrast, the value-oriented stocks that we favor as patient and disciplined investors have become the cheapest since the tech bubble frenzy at the turn of the century. The result was a distinctly two-tiered market characterized by expensive and popular stocks on one end and cheap and unloved stocks on the other.

In our opinion, this two-tiered market is in many ways the inverse of the tech bubble period. Back then, it was investor greed that propelled growth stocks to such extreme heights, and all it took was a little bit of bad news to topple those securities. In the recent environment, we believed it was investor fear that was propping up growth and perceived “safe” stocks, as investors paid for the perception of certainty in a very uncertain environment. Once again, value stocks were left behind and discounted such pessimism so that we think the mere absence of bad news could be all it takes to spark a value recovery. With value stocks trading at more than two standard deviations below their long-term average multiples—in many cases cheaper than during the depths of the global financial crisis—the environment for bargain hunters appeared attractive to us.

Yet, the reality has been anything but favorable for value investors in recent quarters, and our positive view remained in the minority. This experience has been largely reminiscent of the late 1990s when our avoidance of what we deemed irrationally expensive “new economy” sectors in preference of cyclically depressed “old economy” stocks resulted in sustained performance challenges until reality finally set in and the market eventually rebalanced. Indeed, during the period under

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review, stock selection in cyclically depressed, unloved sectors such as financials and energy (where we found what we considered abundant value) and stock selection and an underweighted position in the expensive and defensive consumer staples sector (where value appeared limited to us) notably detracted from relative performance.2

Top 10 Sectors/Industries

2/29/16

% of Total
Net Assets
Banks	12.2%
Energy Equipment & Services	9.8%
Oil, Gas & Consumable Fuels	8.1%
Pharmaceuticals	7.8%
Metals & Mining	7.3%
Technology Hardware, Storage & Peripherals	6.0%
Insurance	5.2%
Automobiles	3.7%
Semiconductors & Semiconductor Equipment	3.5%
Wireless Telecommunication Services	3.3%

The financials sector was a major laggard, delivering the bulk of absolute and relative losses and accounting for several of the Fund’s biggest detractors.2 Swiss financial services firm Credit Suisse Group was a significant detractor in the sector, declining after the firm scrapped profitability targets and announced a multi-billion dollar equity raise to bolster capital levels and fund its strategic restructuring. Although we believed Credit Suisse could have closed its capital deficit over time, the equity raise effectively allowed the company to implement its cost-saving and growth strategies immediately. In our analysis, the long-term benefits unlocked by Credit Suisse’s restructuring—including increased focus on its growth-oriented wealth management franchise, an optimization of its investment banking profit center and additional investment in its fast-growing Asia-Pacific business—were not properly reflected in its share price, and we remained positive on the company and its strategic direction under new management. Across the European financials sector, banks traded at record-low valuations amid a confluence of stock-specific and macroeconomic fears. Overall, we think such concerns were overdone given the relatively low exposure of European loan books to commodities and energy, the incrementally better economic data coming out of Europe, and the continued and willing support of the ECB for the regional financial system.

Elsewhere among beaten-down cyclical sectors, energy notably detracted. Shares of Canadian oilfield services firm Precision Drilling retreated as sustained low oil prices exacerbated balance sheet concerns, causing management to suspend its dividend distribution.3 Despite near-term pressures related to low oil prices, we remained positive on the holding given Precision’s quality rig-fleet, favorable client roster and strong positioning in key North American oilfields. More generally, although the recent oil price decline was painful for our energy position, we believe such price levels could accelerate the supply adjustment process required to stabilize the market. The huge market for oil contracts tends to exacerbate price swings, and this has certainly felt to us like a situation where financial speculation caused prices to overshoot fundamentals. Virtually no production outside the Middle East is profitable below US$30 per barrel, and even in the Middle East and elsewhere in the Organization of the Petroleum Exporting Countries cartel, oil-dependent national budgets experienced severe strains at these price levels. We do not know if oil prices have definitively bottomed, but we believe that the recent situation is unsustainable for corporate and national oil producers, and we continue to find what we believe are compelling bargains in the energy sector in this environment.

We found fewer opportunities in consumer staples, which has become the most expensive in at least a decade by nearly all major measures, including earnings, book value and cash flow multiples, while yielding the lowest dividend since the global financial crisis. Despite the sector’s stable earnings and balance sheet profile, we do not favor richly valued companies in an ultra-competitive industry selling commoditized products at single-digit profit margins. The few bargains we found in the consumer staples sector were mostly in special situations or restructuring stories.

We found selectively better opportunities in telecommunication services, another relative detractor due to stock selection, although not necessarily among the more stable and defensive firms that have propped up the sector.4 As Sir John Templeton once wrote, “To get a bargain price, you have to look where the public is most frightened and pessimistic.” Within the telecommunications sector, Spanish mobile phone company

2. The financials sector comprises banks, capital markets, diversified financial services, insurance, and thrifts and mortgage finance in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The consumer staples sector comprises food and staples retailing in the SOI.
3. Not part of the index.
4. Telecommunication services comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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Telefonica (sold by period-end) is a great example. Economic weakness in Spain and a deepening malaise in Brazil, Telefonica’s two main markets, have depressed sentiment, driving shares to 12-year lows. Although Telefonica’s management acknowledged recent difficulties in its end-markets, it also confirmed solid operational progress and an improving competitive positioning, suggesting that strategic initiatives are producing the desired results. Telefonica took major steps to streamline and focus its operations where it has the best growth opportunities, exiting minor European markets and using cash to pay down debt and improve its market positions in Brazil, Spain and Germany. With Spain exiting recession, and the commercial environment in Brazil likely to improve over our investment horizon, Telefonica appears well positioned for positive long-term performance, in our analysis.

Top 10 Holdings

2/29/16

Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	4.5%
Technology Hardware, Storage & Peripherals,
South Korea
Silver Wheaton Corp.	2.3%
Metals & Mining, Canada
BNP Paribas SA	2.1%
Banks, France
Glencore PLC	2.1%
Metals & Mining, Switzerland
Teva Pharmaceutical Industries Ltd., ADR	2.1%
Pharmaceuticals, Israel
Nissan Motor Co. Ltd.	2.0%
Automobiles, Japan
SBM Offshore NV	1.9%
Energy Equipment & Services, Netherlands
Halliburton Co.	1.8%
Energy Equipment & Services, U.S.
SoftBank Group Corp.	1.8%
Wireless Telecommunication Services, Japan
Petrofac Ltd.	1.8%
Energy Equipment & Services, U.K.

Turning to contributors, stock selection among even-weighted materials holdings drove outperformance, led by metals and mining stocks.5 We had remained underweighted in mining for the better part of the last decade as valuations rose to what we had considered excessive levels against the backdrop of strong, policy-driven, fixed capital formation in China. China’s tremendous stimulus measures in the aftermath of the global financial crisis pushed the commodities “supercycle” to its peak in 2011, but the subsequent “super-bust” has been equal in magnitude, with industrial metals giving back most of their gains over the cycle. Although recent mining valuations looked cheap to us using some key measures, the critical question is: How will an industry that scaled up for ever-increasing Chinese demand adapt to a new environment characterized by China’s desire for more moderate and balanced growth? At Templeton, we have largely avoided the bulk commodities largely reliant on China to generate demand and instead found selective opportunities among well-positioned base and precious metals producers whose shares we believe have been unduly pressured. Such relatively new positions dominated the portfolio’s top contributors during the review period.

Switzerland-based commodities trader and diversified miner Glencore differentiates itself from the competition through its counter-cyclical trading business, which we believe can generate reliable earnings through the current cycle, and the makeup of its industrial business, which includes metals such as copper, zinc and nickel, where supply is limited and demand is less weighted toward China than, for example, iron ore. The stock regained ground following acute weakness during the period as Glencore’s management sold assets, cut debt and improved liquidity. Encouragingly, the market also seemed to get a bit more comfortable with the resilience of the firm’s trading business. On the precious metals side, shares in Vancouver-based gold and silver streamer (a company that contracts to purchase the by-products of mining companies) Silver Wheaton and Toronto-based global gold miner Barrick Gold outperformed.3 In our opinion, Silver Wheaton has created a unique business model that manages to protect against downside risks through low fixed costs while still maintaining upside potential through higher commodity prices and the exploration success of its industrial partners. We believe Barrick owns some of the world’s highest quality gold assets and has been successfully deleveraging its balance sheet and optimizing its production portfolio under a capable new management team.

Stock selection also supported the relative performance of the Fund’s overweighted information technology holdings.6 South Korean semiconductor and consumer electronics firm Samsung Electronics delivered solid gains after an intergenerational leadership transition in the founding family paved the way for deployment of the firm’s cash hoard.3 The firm announced a

5. The materials sector comprises chemicals, and metals and mining in the SOI.

6. The information technology sector comprises electronic equipment, instruments and components; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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US$10 billion share repurchase and treasury stock cancellation plan and targeted an increase in capital investment in 2016. In our analysis, Samsung remains one of the cheapest large-capitalization technology stocks in the world amid concerns about the sustainability of the firm’s handset business, competition in the memory business and uncertainties surrounding management’s use of cash. We believe the competitive threats were overstated given Samsung’s massive scale and material cost and technological advantages. Elsewhere in technology, continued migration to cloud computing could allow select software firms to post strong growth and capture revenue and profit share opportunities from other parts the technology sector. We believe hardware faced more challenges as smartphones and tablets continued to take market share from traditional products. In our analysis, profit margins may improve as costs are reduced, but revenue growth is likely to remain elusive and bargains limited.

Top 10 Countries

2/29/16

% of Total
Net Assets
United Kingdom	16.5%
South Korea	11.4%
France	10.1%
China	8.9%
Switzerland	8.1%
Canada	7.3%
Japan	7.2%
Germany	7.1%
Netherlands	4.8%
United States	2.4%

From a regional standpoint, our positioning in off-benchmark Canada and stock selection in Asia contributed to relative performance, while stock selection among underweighted European holdings detracted.

A critical lesson that we have learned through six decades of investing in global equity markets is that returns seem to accrue to value intermittently. Our style of investing has historically provided positive performance over a long-term investment horizon. But, it has rarely been a steady appreciation. At Templeton, we buy on pessimism, and the market can remain at odds with our portfolios for a considerable stretch. However, empirical evidence shows that when the value cycle turns, it does so swiftly and abruptly. We believe being properly positioned for these turns is essential to capturing the long-term benefits of the value investment discipline. We have been witnessing historical extremes in the discount afforded to value relative to the rest of the market. Although this environment has been, and may remain, painful for some time, we believe the eventual normalization of these extremes represents the most compelling opportunity in equity markets today, and we have sought to position our portfolio accordingly.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/29/16	8/31/15		Change
A (TEMFX)	$5.85	$6.74	-$	0.89
C (TEFTX)	$5.72	$6.56	-$	0.84
R (TEFRX)	$5.74	$6.61	-$	0.87
R6 (FTFGX)	$5.76	$6.66	-$	0.90
Advisor (TFFAX)	$5.77	$6.66	-$	0.89

Distributions[1] (9/1/15–2/29/16)
	Dividend	Short-Term
Share Class	Income	Capital Gain		Total
A	$0.0913	$0.0034		$0.0947
C	$0.0364	$0.0034		$0.0398
R	$0.0749	$0.0034		$0.0783
R6	$0.1255	$0.0034		$0.1289
Advisor	$0.1091	$0.0034		$0.1125

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (3/31/16)[5]	Operating Expenses[6]
A					1.18%
6-Month	-11.90%	-16.95%	$8,305
1-Year	-18.55%	-23.18%	$7,682	-16.09%
5-Year	-7.05%	-2.62%	$8,759	-0.68%
10-Year	+18.31%	+1.09%	$11,147	+1.77%
C					1.93%
6-Month	-12.24%	-13.11%	$8,689
1-Year	-19.14%	-19.95%	$8,005	-12.55%
5-Year	-10.37%	-2.17%	$8,963	-0.29%
10-Year	+9.72%	+0.93%	$10,972	+1.60%
R					1.43%
6-Month	-12.06%	-12.06%	$8,794
1-Year	-18.70%	-18.70%	$8,130	-11.20%
5-Year	-8.17%	-1.69%	$9,183	+0.23%
10-Year	+15.32%	+1.44%	$11,532	+2.11%
R6					0.72%
6-Month	-11.72%	-11.72%	$8,828
1-Year	-18.11%	-18.11%	$8,189	-10.56%
Since Inception (5/1/13)	-7.19%	-2.60%	$9,281	+0.51%
Advisor					0.93%
6-Month	-11.79%	-11.79%	$8,821
1-Year	-18.30%	-18.30%	$8,170	-10.79%
5-Year	-5.86%	-1.20%	$9,414	+0.74%
10-Year	+21.29%	+1.95%	$12,129	+2.62%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Semiannual Report 11

TEMPLETON FOREIGN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$881.00	$5.66
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.07
C
Actual	$1,000	$877.60	$9.15
Hypothetical (5% return before expenses)	$1,000	$1,015.12	$9.82
R
Actual	$1,000	$879.40	$6.82
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.32
R6
Actual	$1,000	$882.80	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.23	$3.67
Advisor
Actual	$1,000	$882.10	$4.49
Hypothetical (5% return before expenses)	$1,000	$1,020.09	$4.82

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.21%; C: 1.96%; R: 1.46%;
R6: 0.73%; and Advisor: 0.96%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

12 Semiannual Report

franklintempleton.com

TEMPLETON FOREIGN FUND

Financial Highlights
	Six Months Ended
	February 29, 2016		Year Ended August 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.74	$8.58	$7.67	$6.26	$6.57	$6.01
Income from investment operations[a]:
Net investment income[b]	0.02	0.12	0.20 [c]	0.12	0.14	0.14
Net realized and unrealized gains (losses)	(0.82)	(1.52)	1.12	1.44	(0.28)	0.54
Total from investment operations	(0.80)	(1.40)	1.32	1.56	(0.14)	0.68
Less distributions from:
Net investment income.	(0.09)	(0.21)	(0.11)	(0.15)	(0.17)	(0.12)
Net realized gains	(—)[d]	(0.23)	(0.30)	—	—	—
Total distributions	(0.09)	(0.44)	(0.41)	(0.15)	(0.17)	(0.12)
Net asset value, end of period	$5.85	$6.74	$8.58	$7.67	$6.26	$6.57

Total return[e]	(11.90)%	(16.46)%	17.61%	25.17%	(1.94)%	11.30%

Ratios to average net assets[f]
Expenses.	1.21%[g]	1.18%[g]	1.16%	1.19%[h]	1.21%[h]	1.17%[h]
Net investment income	0.74%	1.54%	2.39%[c]	1.72%	2.29%	1.97%

Supplemental data
Net assets, end of period (000’s)	$3,532,932	$4,165,454	$4,524,854	$3,904,719	$3,418,240	$3,775,303
Portfolio turnover rate	8.95%	29.12%	30.82%	32.05%	20.17%	34.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.57%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction and reimbursement rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON FOREIGN FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 29, 2016		Year Ended August 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.56	$8.35	$7.48	$6.11	$6.40	$5.86
Income from investment operations[a]:
Net investment income (loss)[b]	(—)[c]	0.05	0.13 [d]	0.07	0.09	0.08
Net realized and unrealized gains (losses)	(0.80)	(1.46)	1.10	1.40	(0.27)	0.53
Total from investment operations	(0.80)	(1.41)	1.23	1.47	(0.18)	0.61
Less distributions from:
Net investment income.	(0.04)	(0.15)	(0.06)	(0.10)	(0.11)	(0.07)
Net realized gains	(—)[c]	(0.23)	(0.30)	—	—	—
Total distributions	(0.04)	(0.38)	(0.36)	(0.10)	(0.11)	(0.07)
Net asset value, end of period	$5.72	$6.56	$8.35	$7.48	$6.11	$6.40

Total return[e]	(12.24)%	(17.04)%	16.72%	24.21%	(2.62)%	10.42%

Ratios to average net assets[f]
Expenses.	1.96%[g]	1.93%[g]	1.91%	1.94%[h]	1.96%[h]	1.92%[h]
Net investment income (loss)	(0.01)%	0.79%	1.64%[d]	0.97%	1.54%	1.22%

Supplemental data
Net assets, end of period (000’s)	$375,583	$468,128	$617,421	$517,468	$459,838	$555,999
Portfolio turnover rate	8.95%	29.12%	30.82%	32.05%	20.17%	34.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.82%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction and reimbursement rounds to less than 0.01%.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 29, 2016		Year Ended August 31,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.61	$8.42	$7.54	$6.16	$6.46	$5.92
Income from investment operations[a]:
Net investment income[b]	0.02	0.09	0.18 [c]	0.10	0.13	0.12
Net realized and unrealized gains (losses)	(0.82)	(1.48)	1.09	1.41	(0.28)	0.53
Total from investment operations	(0.80)	(1.39)	1.27	1.51	(0.15)	0.65
Less distributions from:
Net investment income.	(0.07)	(0.19)	(0.09)	(0.13)	(0.15)	(0.11)
Net realized gains	(—)[d]	(0.23)	(0.30)	—	—	—
Total distributions	(0.07)	(0.42)	(0.39)	(0.13)	(0.15)	(0.11)
Net asset value, end of period	$5.74	$6.61	$8.42	$7.54	$6.16	$6.46

Total return[e]	(12.06)%	(16.63)%	17.22%	24.81%	(2.07)%	10.91%

Ratios to average net assets[f]
Expenses.	1.46%[g]	1.43%[g]	1.41%	1.44%[h]	1.46%[h]	1.42%[h]
Net investment income	0.49%	1.29%	2.14%[c]	1.47%	2.04%	1.72%

Supplemental data
Net assets, end of period (000’s)	$151,392	$174,865	$207,738	$172,393	$149,061	$139,600
Portfolio turnover rate	8.95%	29.12%	30.82%	32.05%	20.17%	34.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.32%.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction and reimbursement rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 29, 2016	Year Ended August 31,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.66	$8.49	$7.59	$7.16
Income from investment operations[b]:
Net investment income[c]	0.04	0.15	0.25 [d]	0.08
Net realized and unrealized gains (losses)	(0.81)	(1.50)	1.10	0.35
Total from investment operations	(0.77)	(1.35)	1.35	0.43
Less distributions from:
Net investment income	(0.13)	(0.25)	(0.15)	—
Net realized gains	(—)[e]	(0.23)	(0.30)	—
Total distributions	(0.13)	(0.48)	(0.45)	—
Net asset value, end of period	$5.76	$6.66	$8.49	$7.59

Total return[f]	(11.72)%	(16.08)%	18.16%	6.01%

Ratios to average net assets[g]
Expenses	0.73%[h]	0.72%[h]	0.72%	0.74%
Net investment income	1.22%	2.00%	2.83%[d]	2.17%

Supplemental data
Net assets, end of period (000’s)	$728,947	$816,746	$666,249	$366,042
Portfolio turnover rate.	8.95%	29.12%	30.82%	32.05%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.01%.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 29, 2016		Year Ended August 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.66	$8.49	$7.59	$6.20	$6.51	$5.95
Income from investment operations[a]:
Net investment income[b]	0.03	0.13	0.22 [c]	0.13	0.16	0.16
Net realized and unrealized gains (losses)	(0.81)	(1.50)	1.11	1.43	(0.28)	0.54
Total from investment operations	(0.78)	(1.37)	1.33	1.56	(0.12)	0.70
Less distributions from:
Net investment income.	(0.11)	(0.23)	(0.13)	(0.17)	(0.19)	(0.14)
Net realized gains	(—)[d]	(0.23)	(0.30)	—	—	—
Total distributions	(0.11)	(0.46)	(0.43)	(0.17)	(0.19)	(0.14)
Net asset value, end of period	$5.77	$6.66	$8.49	$7.59	$6.20	$6.51

Total return[e]	(11.79)%	(16.25)%	17.93%	25.39%	(1.49)%	11.53%

Ratios to average net assets[f]
Expenses.	0.96%[g]	0.93%[g]	0.91%	0.94%[h]	0.96%[h]	0.92%[h]
Net investment income	0.99%	1.79%	2.64%[c]	1.97%	2.54%	2.22%

Supplemental data
Net assets, end of period (000’s)	$1,024,680	$1,206,146	$1,727,057	$1,340,444	$1,430,480	$1,169,727
Portfolio turnover rate	8.95%	29.12%	30.82%	32.05%	20.17%	34.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.82%.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction and reimbursement rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

TEMPLETON FOREIGN FUND

Statement of Investments, February 29, 2016 (unaudited)
		Industry	Shares	Value

Common Stocks 97.9%
Australia 1.3%
Origin Energy Ltd		Oil, Gas & Consumable Fuels	12,145,180	$38,396,616
[a] WorleyParsons Ltd		Energy Equipment & Services	12,465,470	37,363,128
				75,759,744
Belgium 0.7%
UCB SA		Pharmaceuticals	529,800	39,465,504
Brazil 0.8%
BM&F BOVESPA SA		Diversified Financial Services	16,745,610	48,465,463
Canada 7.3%
Barrick Gold Corp		Metals & Mining	6,844,480	95,069,827
Cenovus Energy Inc		Oil, Gas & Consumable Fuels	4,143,470	47,388,929
Ensign Energy Services Inc		Energy Equipment & Services	4,529,930	16,767,602
HudBay Minerals Inc		Metals & Mining	7,882,080	23,235,685
[a] Precision Drilling Corp		Energy Equipment & Services	16,536,220	53,023,417
Silver Wheaton Corp		Metals & Mining	8,491,410	133,880,081
Suncor Energy Inc		Oil, Gas & Consumable Fuels	2,259,660	55,226,858
				424,592,399
China 8.9%
China Life Insurance Co. Ltd., H		Insurance	12,083,260	26,286,194
China Mobile Ltd		Wireless Telecommunication Services	3,687,720	39,068,648
China Telecom Corp. Ltd., H		Diversified Telecommunication Services	146,265,732	70,332,721
Digital China Holdings Ltd		Electronic Equipment, Instruments
		& Components	24,925,250	28,809,946
GCL-Poly Energy Holdings Ltd		Semiconductors & Semiconductor Equipment	455,645,580	66,784,433
Haier Electronics Group Co. Ltd		Household Durables	18,685,880	28,060,773
Kunlun Energy Co. Ltd		Oil, Gas & Consumable Fuels	24,986,930	17,862,034
Shanghai Pharmaceuticals Holding Co. Ltd., H		Health Care Providers & Services	21,370,600	38,466,970
Sinopec Engineering Group Co. Ltd		Construction & Engineering	65,387,530	47,667,373
Sinopharm Group Co		Health Care Providers & Services	16,074,000	58,486,230
Springland International Holdings Ltd		Multiline Retail	18,444,100	3,746,777
[b] Trina Solar Ltd., ADR		Semiconductors & Semiconductor Equipment	8,757,119	90,986,466
				516,558,565
France 10.1%
AXA SA		Insurance	3,525,992	77,864,442
BNP Paribas SA		Banks	2,664,643	124,674,113
Cie Generale des Etablissements Michelin, B		Auto Components	881,330	79,978,527
Compagnie de Saint-Gobain		Building Products	1,165,950	45,380,332
Sanofi		Pharmaceuticals	1,044,725	83,199,848
Societe Generale SA		Banks	687,386	24,252,107
Technip SA		Energy Equipment & Services	1,813,490	90,286,439
Total SA, B		Oil, Gas & Consumable Fuels	1,332,660	59,996,535
				585,632,343
Germany 7.1%
Bayer AG		Pharmaceuticals	625,790	65,661,316
Deutsche Boerse AG		Diversified Financial Services	341,160	28,275,537
[b] Deutsche Lufthansa AG		Airlines	3,760,140	56,400,062
Gerresheimer AG		Life Sciences Tools & Services	760,130	54,538,805
Merck KGaA		Pharmaceuticals	595,614	50,816,547
Metro AG		Food & Staples Retailing	1,351,254	33,368,446
[b] MorphoSys AG		Life Sciences Tools & Services	622,120	25,340,828
Muenchener Rueckversicherungs-Gesellschaft AG		Insurance	169,192	33,422,958

18	Semiannual Report		franklintempleton.com

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Germany (continued)
Siemens AG	Industrial Conglomerates	695,382	$64,662,893
			412,487,392
Hong Kong 0.9%
First Pacific Co. Ltd	Diversified Financial Services	18,261,500	12,561,267
Kingboard Chemical Holdings Ltd	Electronic Equipment, Instruments
	& Components	27,361,904	39,963,901
			52,525,168
India 1.0%
Hero Motocorp Ltd	Automobiles	626,590	22,966,239
Jain Irrigation Systems Ltd	Machinery	12,128,940	9,700,662
LIC Housing Finance Ltd	Thrifts & Mortgage Finance	4,173,484	25,813,126
			58,480,027
Israel 2.1%
Teva Pharmaceutical Industries Ltd., ADR.	Pharmaceuticals	2,148,400	119,451,040
Italy 2.3%
Eni SpA	Oil, Gas & Consumable Fuels	4,133,610	58,246,263
UniCredit SpA	Banks	20,673,157	77,290,970
			135,537,233
Japan 7.2%
CANON Inc	Technology Hardware, Storage & Peripherals	1,568,100	43,984,395
ITOCHU Corp	Trading Companies & Distributors	5,580,710	65,846,093
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	2,681,700	22,520,905
Nissan Motor Co. Ltd	Automobiles	12,948,070	117,636,658
SoftBank Group Corp	Wireless Telecommunication Services	2,130,760	105,323,959
Sumitomo Rubber Industries Ltd	Auto Components	1,469,700	21,035,745
Toyota Motor Corp	Automobiles	814,710	42,604,930
			418,952,685
Netherlands 4.8%
Aegon NV	Insurance	13,824,105	69,614,414
ING Groep NV, IDR	Banks	2,540,558	30,117,932
[b] QIAGEN NV	Life Sciences Tools & Services	3,281,620	70,307,686
[b] SBM Offshore NV	Energy Equipment & Services	8,608,424	109,404,527
			279,444,559
Norway 0.0%†
Telenor ASA	Diversified Telecommunication Services	60,356	904,314
Russia 0.4%
LUKOIL PJSC , ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	557,810	19,802,255
Singapore 0.7%
United Overseas Bank Ltd	Banks	3,335,570	40,682,022
South Africa 0.3%
Petra Diamonds Ltd	Metals & Mining	14,337,110	18,711,273
South Korea 11.4%
Daewoo International Corp	Trading Companies & Distributors	2,542,270	39,070,827
Hana Financial Group Inc	Banks	6,070,700	102,112,940
Hyundai Mobis Co. Ltd	Auto Components	362,930	72,905,143
Hyundai Motor Co	Automobiles	276,890	32,948,469
KB Financial Group Inc	Banks	4,069,207	97,499,454
[b] KIWOOM Securities Co. Ltd	Capital Markets	523,100	25,193,877
[b] Korea Investment Holdings Co. Ltd	Capital Markets	995,620	33,373,411

franklintempleton.com

Semiannual Report 19

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
South Korea (continued)
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	273,554	$259,970,644
			663,074,765
Spain 0.4%
Tecnicas Reunidas SA	Energy Equipment & Services	916,464	24,970,000
Sweden 0.9%
Getinge AB, B	Health Care Equipment & Supplies	2,431,635	54,166,044
Switzerland 8.1%
ABB Ltd	Electrical Equipment	3,592,320	64,379,784
[b] Basilea Pharmaceutica AG	Biotechnology	227,050	16,139,918
Credit Suisse Group AG	Capital Markets	5,912,129	79,554,479
GAM Holding Ltd	Capital Markets	1,909,580	27,435,395
Glencore PLC	Metals & Mining	65,255,900	121,047,949
Lonza Group AG	Life Sciences Tools & Services	213,980	32,564,037
Roche Holding AG	Pharmaceuticals	364,130	93,693,843
Swiss Re AG	Insurance	398,773	35,473,549
			470,288,954
Taiwan 1.2%
MediaTek Inc	Semiconductors & Semiconductor Equipment	6,716,300	47,680,618
Quanta Computer Inc	Technology Hardware, Storage & Peripherals	12,951,300	21,895,228
			69,575,846
Thailand 1.1%
Bangkok Bank PCL	Banks	9,138,200	41,409,071
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	11,107,700	21,115,227
			62,524,298
United Kingdom 16.5%
Aberdeen Asset Management PLC.	Capital Markets	4,709,750	15,827,253
Aviva PLC	Insurance	9,822,284	59,917,722
BAE Systems PLC	Aerospace & Defense	10,465,340	74,737,944
Barclays PLC.	Banks	21,924,300	52,511,067
BP PLC.	Oil, Gas & Consumable Fuels	12,055,590	58,982,401
Carillion PLC	Construction & Engineering	10,602,120	40,617,349
HSBC Holdings PLC.	Banks	10,572,730	67,652,654
Johnson Matthey PLC.	Chemicals	1,198,766	42,671,271
Kingfisher PLC.	Specialty Retail	10,368,844	48,254,426
Marks & Spencer Group PLC.	Multiline Retail	14,125,645	83,612,648
Petrofac Ltd	Energy Equipment & Services	8,198,810	103,349,817
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	3,986,230	91,284,846
Standard Chartered PLC.	Banks	8,814,975	52,821,926
[b] Subsea 7 SA	Energy Equipment & Services	4,180,378	26,514,025
[b] Tesco PLC.	Food & Staples Retailing	37,378,280	93,869,884
Vodafone Group PLC	Wireless Telecommunication Services	15,369,735	47,007,469
			959,632,702
United States 2.4%
Halliburton Co	Energy Equipment & Services	3,305,690	106,707,673
[b] Stillwater Mining Co	Metals & Mining	3,762,710	31,569,137
			138,276,810
Total Common Stocks
(Cost $6,827,678,532)			5,689,961,405

20 Semiannual Report

franklintempleton.com

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal
	Amount*	Value
Short Term Investments 1.9%
Time Deposits 1.9%
Australia 0.5%
National Australia Bank, 0.25%, 3/01/16	30,000,000	$30,000,000
United States 1.4%
Bank Of Montreal, 0.27%, 3/01/16	55,000,000	55,000,000
Royal Bank Of Canada, 0.20%, 3/01/16	27,000,000	27,000,000
		82,000,000
Total Investments (Cost $6,939,678,532)
99.8%		5,801,961,405
Other Assets, less Liabilities 0.2%		11,572,242
Net Assets 100.0%		$5,813,533,647

See Abbreviations on page 33.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSee Note 8 regarding holdings of 5% voting securities.
bNon-income producing.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 21

TEMPLETON FOREIGN FUND

Financial Statements

Statement of Assets and Liabilities
February 29, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,780,862,976
Cost - Non-controlled affiliates	158,815,556
Total cost of investments	$6,939,678,532
Value - Unaffiliated issuers	$5,711,574,860
Value - Non-controlled affiliates	90,386,545
Total value of investments.	5,801,961,405
Cash	294,039
Receivables:
Capital shares sold	7,799,235
Dividends and interest	20,373,999
European Union tax reclaims (Note 1d)	12,718,278
Other assets	4,214
Total assets.	5,843,151,170
Liabilities:
Payables:
Investment securities purchased	14,457,008
Capital shares redeemed	8,166,294
Management fees	3,115,362
Distribution fees.	1,038,208
Transfer agent fees	2,036,352
Deferred tax	60,708
Accrued expenses and other liabilities	743,591
Total liabilities	29,617,523
Net assets, at value	$5,813,533,647
Net assets consist of:
Paid-in capital	$7,228,087,121
Undistributed net investment income	13,757,805
Net unrealized appreciation (depreciation)	(1,138,695,389)
Accumulated net realized gain (loss)	(289,615,890)
Net assets, at value	$5,813,533,647

22 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
February 29, 2016 (unaudited)

Class A:
Net assets, at value	$3,532,932,030
Shares outstanding	603,744,189
Net asset value per share[a]	$5.85
Maximum offering price per share (net asset value per share ÷ 94.25%)	$6.21
Class C:
Net assets, at value	$375,582,865
Shares outstanding	65,640,978
Net asset value and maximum offering price per share[a]	$5.72
Class R:
Net assets, at value	$151,391,808
Shares outstanding	26,354,338
Net asset value and maximum offering price per share.	$5.74
Class R6:
Net assets, at value	$728,946,723
Shares outstanding	126,462,649
Net asset value and maximum offering price per share.	$5.76
Advisor Class :
Net assets, at value	$1,024,680,221
Shares outstanding	177,593,135
Net asset value and maximum offering price per share.	$5.77

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON FOREIGN FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 29, 2016 (unaudited)

Investment income:
Dividends: (net of foreign taxes)
Unaffiliated issuers	$60,728,552
Non-controlled affiliates	886,661
Interest	115,866
Income from securities loaned (net of fees and rebates)	93,316
Total investment income	61,824,395
Expenses:
Management fees (Note 3a)	21,890,336
Distribution fees: (Note 3c)
Class A	4,839,052
Class C	2,125,033
Class R	412,397
Transfer agent fees: (Note 3e)
Class A	4,466,378
Class C	490,234
Class R	190,410
Class R6	3,381
Advisor Class	1,290,287
Custodian fees (Note 4)	419,414
Reports to shareholders	301,980
Registration and filing fees.	159,614
Professional fees	87,240
Trustees’ fees and expenses	64,077
Other	60,680
Total expenses	36,800,513
Expense reductions (Note 4)	(851)
Expenses waived/paid by affiliates (Note 3f)	(3,701)
Net expenses	36,795,961
Net investment income.	25,028,434
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(223,816,153)
Foreign currency transactions.	(1,047,065)
Net realized gain (loss)	(224,863,218)
Net change in unrealized appreciation (depreciation) on:
Investments	(593,155,126)
Translation of other assets and liabilities
denominated in foreign currencies	(343,215)
Change in deferred taxes on unrealized appreciation	(60,708)
Net change in unrealized appreciation (depreciation)	(593,559,049)
Net realized and unrealized gain (loss)	(818,422,267)
Net increase (decrease) in net assets resulting from operations	$(793,393,833)

24 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	TEMPLETON FOREIGN FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2016	Year Ended
	(unaudited)	August 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$25,028,434	$114,243,917
Net realized gain (loss)	(224,863,218)	72,754,028
Net change in unrealized appreciation (depreciation)	(593,559,049)	(1,450,809,366)
Net increase (decrease) in net assets resulting from operations	(793,393,833)	(1,263,811,421)
Distributions to shareholders from:
Net investment income:
Class A	(55,196,413)	(108,979,296)
Class C	(2,480,958)	(10,871,816)
Class R	(1,966,945)	(4,775,729)
Class R6	(15,445,835)	(20,887,052)
Advisor Class	(19,299,961)	(45,477,971)
Net realized gains:
Class A	(2,055,539)	(119,528,717)
Class C	(231,746)	(16,706,757)
Class R	(89,287)	(5,716,552)
Class R6	(418,452)	(19,473,832)
Advisor Class	(601,465)	(45,105,781)
Total distributions to shareholders	(97,786,601)	(397,523,503)
Capital share transactions: (Note 2)
Class A	(90,779,433)	601,431,832
Class C	(35,039,498)	(19,450,312)
Class R	(595,327)	12,386,157
Class R6	24,099,694	318,106,096
Advisor Class	(24,309,862)	(163,119,352)
Total capital share transactions	(126,624,426)	749,354,421
Net increase (decrease) in net assets	(1,017,804,860)	(911,980,503)
Net assets:
Beginning of period	6,831,338,507	7,743,319,010
End of period	$5,813,533,647	$6,831,338,507
Undistributed net investment income included in net assets:
End of period	$13,757,805	$83,119,483

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 25

TEMPLETON FOREIGN FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At February 29, 2016, the Fund had no securities on loan.

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Semiannual Report 27

TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Income Taxes and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of operations and any related receivable, if any, is reflected as European union tax reclaims in the Statement of Assets and Liabilites. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on

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TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 29, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	February 29, 2016		August 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	52,276,839	$330,450,470	197,495,629	$1,407,746,061
Shares issued in reinvestment of distributions	8,362,887	52,686,190	29,695,505	206,977,376
Shares redeemed	(74,573,328)	(473,916,093)	(137,022,573)	(1,013,291,605)
Net increase (decrease)	(13,933,602)	$(90,779,433)	90,168,561	$601,431,832
Class C Shares:
Shares sold	2,956,088	$18,249,813	9,195,016	$66,737,206
Shares issued in reinvestment of distributions	376,527	2,323,174	3,442,606	23,478,576
Shares redeemed	(9,022,574)	(55,612,485)	(15,238,231)	(109,666,094)
Net increase (decrease)	(5,689,959)	$(35,039,498)	(2,600,609)	$(19,450,312)
Class R Shares:
Shares sold	3,792,678	$23,748,609	8,121,277	$58,962,421
Shares issued in reinvestment of distributions	308,972	1,912,536	1,435,562	9,833,597
Shares redeemed	(4,190,458)	(26,256,472)	(7,783,141)	(56,409,861)
Net increase (decrease)	(88,808)	$(595,327)	1,773,698	$12,386,157
Class R6 Shares:
Shares sold	9,094,212	$57,117,066	54,706,727	$399,463,456
Shares issued in reinvestment of distributions	2,475,068	15,345,418	5,874,947	40,360,883
Shares redeemed	(7,659,428)	(48,362,790)	(16,503,763)	(121,718,243)
Net increase (decrease)	3,909,852	$24,099,694	44,077,911	$318,106,096
Advisor Class Shares:
Shares sold	23,612,952	$144,851,221	58,090,549	$425,813,328
Shares issued in reinvestment of distributions	2,731,853	16,964,805	11,318,646	77,759,100
Shares redeemed	(29,822,278)	(186,125,888)	(91,872,521)	(666,691,780)
Net increase (decrease)	(3,477,473)	$(24,309,862)	(22,463,326)	$(163,119,352)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Semiannual Report 29

TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	In excess of $35 billion

For the period ended February 29, 2016, the annualized effective investment management fee rate was 0.690% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TAGL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$377,331
CDSC retained	$30,211

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 29, 2016, the Fund paid transfer agent fees of $6,440,690, of which $3,176,581 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to August 31, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	453,250	166,424,996	(166,878,246)	-	-	-	-	-%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2016. There were no Class R6 transfer agent fees waived during the period ended February 29, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 29, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At August 31, 2015, the Fund deferred post-October capital losses of $45,361,961.

At February 29, 2016, the cost of investments, net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments	$6,970,935,884

Unrealized appreciation	$329,819,678
Unrealized depreciation	(1,498,794,157)
Net unrealized appreciation (depreciation)	$(1,168,974,479)

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TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, wash sales, and EU reclaims.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2016, aggregated $642,834,386 and $553,270,871, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended February 29, 2016, were as shown below.

	Number of			Number of
	Shares Held			Shares	Value at		Realized
	at Beginning	Gross	Gross	Held at End	End of	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income	(Loss)
Non-Controlled Affiliates
Precision Drilling Corp	13,244,530	3,291,690	—	16,536,220	$53,023,417	$886,661	$—
WorleyParsons Ltd	5,134,780	7,330,690	—	12,465,470	37,363,128	—	—
Total Affiliated Securities (Value is 1.55% of Net Assets)					$90,386,545	$886,661	$—

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 29, 2016, the Fund did not use the Global Credit Facility.

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TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 29, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$5,689,961,405	$—	$—	$5,689,961,405
Short Term Investments	—	112,000,000	—	112,000,000
Total Investments in Securities	$5,689,961,405	$112,000,000	$—	$5,801,961,405

aIncludes common stocks.
bFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
IDR	International Depositary Receipt

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Semiannual Report 33

TEMPLETON FOREIGN FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Foreign Fund

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	104 S 04/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2016

By /s/ MARK H. OTANI__

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 26, 2016